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                             AMENDMENT NO. 1 TO THE
                      AMENDED AND RESTATED TRUST AGREEMENT
                             DATED DECEMBER 1, 1997

                  AMENDMENT NO. 1 TO THE AMENDED AND RESTATED TRUST AGREEMENT, dated as of December 1, 1997 ("Trust Agreement"), made as of the 18th day of August, 1999, by and between THE PITTSTON COMPANY (the "Company") and THE CHASE MANHATTAN BANK, as Trustee (the "Trustee").

                  Pursuant to Section 13(a) of the Trust Agreement, the Company and the Trustee agree to amend the Trust Agreement as follows:

                  1. The introductory sentence of Section 2(f) of the Trust Agreement is hereby amended by substituting the date "September 1, 2001" for the date "September 1, 1999."

                  2. The Trust Agreement, as hereby amended, shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of August 18, 1999.

                                   THE PITTSTON COMPANY

                                   By: /s/ James B. Hartough
                                       ----------------------------------------
                                       James B. Hartough
                                       Vice President -- Corporate Finance and
                                       Treasurer

                                   THE CHASE MANHATTAN BANK, Trustee

                                   By: /s/ Peter Coghill
                                       ----------------------------------------
                                       Peter Coghill
                                       Vice President